UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 3, 2007 (June 27, 2007)

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Section 5. Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on June 30, 2007 James S. Haines, Jr. retired from our Board of Directors and as our Chief Executive Officer.

On July 1, 2007, William B. Moore assumed the position of Chief Executive Officer in addition to his existing positions as our President and member of our Board of Directors. On June 27, 2007, our Board of Directors approved an increase in Mr. Moore’s base salary from $450,000 to $600,000 effective July 1, 2007.

On June 27, 2007, our Board of Directors appointed Douglas R. Sterbenz as our Chief Operating Officer and approved an increase in his base salary from $350,000 to $415,000. Both the new position and increased salary took effect on July 1, 2007. In addition to his new responsibilities, Mr. Sterbenz will continue to serve as our Executive Vice President, Generation and Marketing.

Additionally, on July 2, 2007 Mr. Moore and Mr. Sterbenz received awards of 23,400 and 9,300 restricted share units and associated dividend equivalents, respectively. One-third of each award will vest on July 1, 2008 and one-third will vest on each of the first two anniversaries of such date if, in the case of each installment, the officer’s employment with us continues uninterrupted through the applicable vesting date. A prorated portion of the award will also vest if we terminate the officer’s employment other than for cause, the officer terminates his employment for good reason, or the officer’s employment terminates on account of death, disability or retirement. The form of the restricted share unit award document is attached as an exhibit to our Current Report on Form 8-K filed on December 19, 2006.

On June 27, 2007, our Board of Directors also approved an increase in base salary from $350,000 to $400,000 for Mark A. Ruelle, our Executive Vice President and Chief Financial Officer. In addition to his existing responsibility for the treasury, accounting and risk management functions, Mr. Ruelle has now assumed responsibility for human resources and information technology and oversight for generation construction. The change of salary and additional responsibilities became effective on July 1, 2007.

A copy of our June 27, 2007 press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Section 9. Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

Exhibit	99.1 Press Release dated June 27, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westar Energy, Inc.

Date: July 3, 2007	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
Exhibit 99.1	Press Release dated June 27, 2007